SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 10, 2000
                Date of Report (date of earliest event reported)


                         SILVERTHORNE PRODUCTION COMPANY
             (Exact name of registrant as specified in its charter)



           Colorado                       0-11730                84-0189377
-----------------------------     ------------------------ --------------------
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
    of incorporation)                                     Identification Number)




7001 Seaview Avenue NW, Suite 210, Seattle, Washington              98117
-------------------------------------------------------       ----------------
       (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (206) 297-6151

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)  Exhibits.

           Exhibit 99 Press Release dated February 10, 2000, that is being filed pursuant to Rule 135c.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SILVERTHORNE PRODUCTION COMPANY



Dated:  February 10, 2000                  By:/s/Jimmy L. Boswell
                                             --------------------------
                                             Jimmy L. Boswell, President